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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                               ----------------



                                   FORM 8-K


                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported) September 15, 2001.
                                                      ------------------

                Oakwood Mortgage Investors Inc OMI Trust 2000-D
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               (Exact name of registrant as specified in charter)


            North Carolina              333-72621-06            56-6578066
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      (State or other jurisdiction      (Commission            (IRS Employer
           of incorporation)            File Number)        Identification No.)

           c/o Wells Fargo Bank Minnesota, N.A.
           Attention:  Lawrence Rossiter
           Sixth Street & Marquette Ave
           MAC N 9311-161
           Minneapolis, Minnesota                                55479
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             (Address of principal executive offices)          (Zip Code)


        Registrant's telephone number, including area code (612) 667-3529
                                                           --------------

================================================================================
         (Former name or former address, if changed since last report.)
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                               OMI Trust 2000-D

                                   Form 8-K


Item 1.      Changes in Control of Registrant.

             Not Applicable.

Item 2.      Acquisition or Disposition of Assets.

             Not Applicable.

Item 3.      Bankruptcy or Receivership.

             Not Applicable.

Item 4.      Changes in Registrant's Certifying Accountant.

             Not Applicable.

Item 5.      Other Events.

         OMI Trust 2000-D (the "Trust"), the issuer of the Oakwood Mortgage Investors, Inc. Manufactured Housing Contract Senior/Subordinated Pass-Through Certificates, Series 2000-D (the "Certificates"), makes monthly distributions to holders of the Certificates. The latest distribution was made on September 15, 2001. Oakwood Acceptance Corporation, as Servicer for the Trust, has prepared a monthly Remittance Report and delivered it to the Trustee.

Remittance Report.........................  Exhibit 20.1

Item 6.      Resignations of Registrant's Directors.

             Not Applicable.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

             Exhibits

             20.1 Monthly Remittance Report relating to the Distribution Date occurring on September 15, 2001.

Item 8.      Change in Fiscal Year.

             Not Applicable.
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                                  Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            OMI TRUST 2000-D, Registrant



                                            By:  Oakwood Acceptance Corporation,
                                                  as servicer
September 23, 2001

                                                  Douglas R. Muir
                                                  Vice President
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                               INDEX OF EXHIBITS

                                                            Page of Sequentially
                                                                  Numbered Pages
                                                                  --------------

20.1   Monthly Remittance Report relating to Distribution
       Date occurring on September 15, 2001.....................................